UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_____________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 25, 2012

Precision Aerospace Components, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2200 Arthur Kill Road
Staten Island, NY	10309-1202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K/A amends Registrant’s Form 8-K previously filed on June 1, 2012. This document includes the financial statements that had been omitted from the previously filed Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

On June 1, 2012, Precision Aerospace Components, Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of the assets of Fastener Distribution and Marketing Company, Inc., which included Aero-Missile Components, Inc. and Creative Assembly Systems, Inc. The Company is filing this Amended Current Report on Form 8-K to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Fastener Distribution and Marketing Company, Inc. and Subsidiaries for the fiscal years ended June 30, 2011 and 2010, and the related report of ParenteBeard LLC are filed with this Form 8-K/A as Exhibit 99.1.

The unaudited consolidated financial statements of Fastener Distribution and Marketing Company, Inc. and Subsidiaries for the nine month periods ended March 31, 2012 and 2011 are filed with this Form 8-K/A as Exhibit 99.2.

(b) Pro forma financial information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of the assets of Fastener Distribution and Marketing Company, Inc. The unaudited pro forma consolidated balance sheet as of March 31, 2012 and the unaudited pro forma consolidated statements of operations for the nine months ended March 31, 2012 and the year ended December 31, 2011 are filed with this Form 8-K/A as Exhibit 99.3. The unaudited pro forma consolidated balance sheet as of March 31, 2012 gives effect to the acquisition of the Fastener Distribution and Marketing Company, Inc. as if it had occurred as of January 1, 2011. The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2011 give effect to the acquisition of the Fastener Distribution and Marketing Company, Inc. as if it had occurred as of January 1, 2011. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of the Fastener Distribution and Marketing Company, Inc. and Subsidiaries or the Company.

(d) Exhibits

23.1	Consent of ParenteBeard LLC, Independent Auditors of Fastener Distribution and Marketing Company, Inc. and Subsidiaries

99.1	Audited Consolidated Financial Statements of Fastener Distribution and Marketing Company, Inc. and Subsidiaries as of and for the fiscal years ended June 30, 2011 and 2010.

99.2	Unaudited Consolidated Balance Sheets of Fastener Distribution and Marketing Company, Inc. and Subsidiaries as of March 31, 2012 and June 30, 2011, and Consolidated Statement of Income and Cash Flows for the nine months ended March 31, 2012 and 2011.

99.3	Unaudited Pro Forma Consolidated Balance sheet as of March 31, 2012 and the unaudited pro forma consolidated statements of operations for the nine months ended March 31, 2012 and the year ended December 31, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Date: August 2, 2012	By: /s/ Andrew S. Prince
Andrew S. Prince
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of ParenteBeard LLC, Independent Auditors of Fastener Distribution and Marketing Company, Inc. and Subsidiaries

99.1	Audited Consolidated Financial Statements of Fastener Distribution and Marketing Company, Inc. and Subsidiaries as of and for the fiscal years ended June 30, 2011 and 2010.

99.2	Unaudited Consolidated Balance Sheets of Fastener Distribution and Marketing Company, Inc. and Subsidiaries as of March 31, 2012 and June 30, 2011, and Consolidated Statement of Income and Cash Flows for the nine months ended March 31, 2012 and 2011.

99.3	Unaudited Pro Forma Consolidated Balance sheet as of March 31, 2012 and the unaudited pro forma consolidated statements of operations for the nine months ended March 31, 2012 and the year ended December 31, 2011.

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